UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2014

INVENSENSE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35269	01-0789977
(State or other Jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1745 Technology Drive, San Jose, Suite 200, CA 95110

(Address of Principal Executive Offices)(Zip Code)

Registrant’s telephone number, including area code: (408) 988-7339

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 19, 2014, the Compensation Committee of the Board of Directors of InvenSense Inc. (the “Company”) approved a new form of executive change in control and severance agreement (the “Agreement”) to be entered into with the Company’s Chief Financial Officer, Vice President-Worldwide Sale and Vice President-Engineering and New Product Development. The Agreement supersedes and replaces any agreements or benefits relating to severance and change of control previously in effect for these officers. The new change of control benefits are summarized below.

If, within an executive officer’s first year of employment, such executive officer is terminated without cause and such termination is not in connection with a change of control, such officer will be eligible to receive the following severance:

•	an amount equal to six months of his then-current base salary;

•	payment of six months of continued medical insurance premiums under COBRA, if elected by him;

•	six month acceleration of vesting (or release from our repurchase rights, as applicable) of his stock (including options) then subject to vesting (or repurchase, as applicable); and

•	outstanding option awards remain exercisable for six months.

In the event the Company undergoes a change of control and the employment of an executive officer is terminated for good reason or without cause either 30 days prior to the closing of such change of control or 18 months after, such officer will be eligible to receive the following severance:

•	an amount equal to 12 months of his then-current base salary;

•	payment of 18 months of continued medical insurance premiums under COBRA, if elected by him;

•	an amount equal to the lower of his current year target bonus or the amount of his most recent bonus paid to him;

•	the acceleration of vesting (or release from our repurchase rights, as applicable) with respect to 100% of his stock (including options) then subject to vesting (or repurchase, as applicable); and

•	extension of the exercise period for outstanding option awards by six months.

The Agreement requires that the benefits outlined above are contingent upon the officer signing a release.

The foregoing description of the Agreement is qualified in its entirety by reference to the full text of the Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT NO.	DESCRIPTION

10.1	Form of Executive Change in Control and Severance Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 20, 2014

INVENSENSE, INC.

By:	/s/ Adam Tachner
Adam Tachner
Vice President and General Counsel

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

10.1	Form of Executive Change in Control and Severance Agreement